GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® Japan Equity ETF

(the “Fund”)

Supplement dated April 13, 2016 to the

Summary Prospectus dated March 2, 2016, as supplemented (the “Summary Prospectus”)

Effective May 1, 2016, the Board of Trustees of Goldman Sachs ETF Trust has approved a unitary management fee structure for the Fund and reduction of the Fund’s management fee rate. Under the unitary fee structure, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, will be responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.

Accordingly, effective that date, the Summary Prospectus will be revised as follows:

The following replaces the table and accompanying footnotes under “Goldman Sachs ActiveBeta® Japan Equity ETF—Fees and Expenses of the Fund” in the Summary Prospectus:

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

The following replaces in its entirety the “Goldman Sachs ActiveBeta® Japan Equity ETF—Expense Example” section of the Summary Prospectus:

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$26	$80

This Supplement should be retained with your Summary Prospectus for future reference.

ACTBETAJPFEESTK 04-16